UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: Date of Earliest Event Reported:	September 14, 2005 September 9, 2005
Xenonics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2236 Rutherford Road, Suite 123, Carlsbad, California	92008

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(760) 438-4004
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Item 1.01. Entry into a Material Definitive Agreement.
On September 9, 2005, Xenonics Holdings, Inc. (the “Company”) and Patriot Associates LLC (the “Consultant”) entered into a Consulting Agreement pursuant to which the Consultant will provide advice relating to the marketing of the Company’s products and consulting services relating to the development of domestic and non-domestic sales and marketing strategies for the Company’s products in the United States and in foreign countries including, without limitation, the Company’s portable illumination products. The Consulting Agreement has a term of two years, subject to the possibility of earlier termination under the circumstances described in the Consulting Agreement. A copy of the Consulting Agreement is filed as Exhibit 10.1 and is incorporated by reference into this Report on Form 8-K.
Pursuant to the Consulting Agreement, (i) the Company will issue to the Consultant 62,500 shares of the Company’s common stock upon receipt of listing approval from the American Stock Exchange, and (ii) the Company issued to the Consultant a Warrant dated September 9, 2005 to purchase 437,500 shares of the Company’s common stock, par value $0.001 per share, at an exercise price of $2.00 per share, such Warrant to vest immediately and to be exercisable over a five-year period. The Company also agreed to evaluate the performance of the Consultant semi-annually and to determine whether it is appropriate to pay any bonuses to the Consultant.
On September 9, 2005, the Company and the Consultant entered into a Registration Rights Agreement pursuant to which, among other things, the Company agreed to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 for the resale of 500,000 shares of common stock that are issuable to the Consultant under the Consulting Agreement.
Copies of the Warrant and the Registration Rights Agreement are filed as Exhibits 10.2 and 10.3, respectively, and are incorporated by reference into this Report on Form 8-K.
Item 3.02. Unregistered Sales of Equity Securities.
As described in more detail in Item 1.01 of this Report on Form 8-K, on September 9, 2005, (i) the Company agreed to issue to the Consultant 62,500 shares of the Company’s common stock upon receipt of listing approval from the American Stock Exchange, and (ii) the Company issued to the Consultant a Warrant dated September 9, 2005 to purchase 437,500 shares of the Company’s common stock. The Company agreed to issue the securities described in the preceding sentence as compensation to the Consultant under the Consulting Agreement that is described in Item 1.01. The securities are exempt from registration under the Securities Act of 1933 by reason of the exemption provided by Section 4(2) of the Securities Act of 1933 for a transaction not involving a public offering.
Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Consulting Agreement dated as of September 9, 2005 and effective as of August 9, 2005 between Xenonics Holdings, Inc. and Patriot Associates LLC.

Exhibit 10.2	Warrant dated September 9, 2005, issued by Xenonics Holdings, Inc. to Patriot Associates LLC, for the purchase of 437,500 shares of the common stock of Xenonics Holdings, Inc.

Exhibit 10.3	Registration Rights Agreement dated as of September 9, 2005 between Xenonics Holdings, Inc. and Patriot Associates LLC.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.

September 14, 2005	By:	/s/ Richard J. Naughton

Name: Richard J. Naughton
Title: Chief Executive Officer

September 14, 2005	By:	/s/ Donna G. Lee

Name: Donna G. Lee
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
10.1	Consulting Agreement dated as of September 9, 2005 and effective as of August 9, 2005 between Xenonics Holdings, Inc. and Patriot Associates LLC.

10.2	Warrant dated September 9, 2005, issued by Xenonics Holdings, Inc. to Patriot Associates LLC, for the purchase of 437,500 shares of the common stock of Xenonics Holdings, Inc.

10.3	Registration Rights Agreement dated as of September 9, 2005 between Xenonics Holdings, Inc. and Patriot Associates LLC.

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